Exhibit 10.1

Execution Copy

AMENDMENT NO. 5

TO AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 5, dated as of December 19, 2006 (this “Amendment”), to the Amended and Restated Loan and Security Agreement, dated as of September 12, 2003 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Loan Agreement”; as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Loan Agreement”), by and between TAXI MEDALLION LOAN TRUST I (the “Borrower”) and MERRILL LYNCH COMMERCIAL FINANCE CORP. (the “Lender”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

RECITALS

WHEREAS, the Borrower and the Lender are parties to the Existing Loan Agreement;

WHEREAS, pursuant to the terms of that certain Bill of Sale and Assignment of Assets (the “Bill of Sale”), dated as of the date hereof, the Borrower wishes to transfer the Medallion Loans identified on Schedule 1 hereto (collectively, the “Specified Medallion Loans”) to Medallion Funding Corp. (“Medallion”);

WHEREAS, pursuant to the terms of Amendment to Amended and Restated Trust Agreement of Taxi Medallion Loan Trust I (the “Trust Amendment”), dated as of the date hereof, Medallion, as depositor of the Borrower, will amend the Amended and Restated Trust Agreement of Taxi Medallion Loan Trust I (the “Trust Agreement”), dated as of September 13, 2002 by and between Medallion and U.S. Bank Trust, N.A. as owner trustee, as successor-in-interest to Wachovia Trust Company, National Association, so as to allow for the transfer of the Specified Medallion Loans;

WHEREAS, the Borrower has entered into the Joint Participation Agreements with The OSG Two Corp. (“OSG II”) listed on Schedule 2 hereto (the “OSG II Participation Agreements”) and wishes OSG II to be a Permitted Junior Participant;

WHEREAS, the Medallion Loans identified on Schedule 2 hereto (the “OSG II Medallion Loans”) are subject to the OSG II Participation Agreements;

WHEREAS, the Borrower and the Lender have agreed, subject to the terms and conditions hereof, that (1) the Existing Loan Agreement shall be modified as set forth in this Amendment, and (2) the Lender shall consent to the amendment to the Trust Agreement and to the release of its liens on the Specified Medallion Loans;

NOW THEREFORE, the Borrower and the Lender hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, the receipt and sufficiency of which is hereby acknowledged, that the Existing Loan Agreement is hereby amended as follows:

SECTION 1. Amendments.

(a) Section 1.01 of the Existing Loan Agreement is hereby amended by inserting in proper alphabetical order the following new definition:

““Fifth Amendment Effective Date” shall mean the “Amendment Effective Date”, as defined in that certain Amendment No. 5, dated as of December 19, 2006.”

(b) Section 1.01 of the Existing Loan Agreement is hereby further amended by:

(i) deleting the reference to “and L-4” in the definition of “Approved Junior Participation Agreement” in its entirety and inserting in lieu thereof the following: “, L-4 and L-5”; and

(ii) deleting the reference to “and F-4” in the definition of “Junior Participation Supplemental Agreement” in its entirety and inserting in lieu thereof the following: “, F-4 and F-5”.

(c) Section 2.07 of the Existing Loan Agreement is hereby amended by inserting the following sentence at the end of Section 2.07(a):

“If the Borrower’s interest in a Junior Participation Medallion Loan is decreased pursuant to the terms of the applicable participation agreement, the Borrower shall, within (5) Business Days of such change, notify the Lender of such change and shall cause the Servicer to deliver to the Lender an updated Borrowing Base Certificate, certified complete and correct by a Responsible Officer of the Servicer.”

(d) The form of Borrowing Base Certificate attached as Exhibit B to the Existing Loan Agreement is hereby deleted in its entirety and the form of Borrowing Base Certificate attached as Annex I hereto is inserted in lieu thereof.

(e) Schedule 1.01(c) of the Existing Loan Agreement is hereby amended by inserting in proper numerical order the following:

“5. The OSG Two Corp.”

(f) The Existing Loan Agreement is hereby amended by adding the Form of Junior Participation Supplemental Agreement (The OSG Two Corp.), attached hereto as Annex II, as Exhibit F-5 to the Loan Agreement;

(g) The Existing Loan Agreement is hereby amended by adding the Form of Approved Junior Participation Agreement (The OSG Two Corp.), attached hereto as Annex III, as Exhibit L-5 to the Loan Agreement;

(h) The Form of Approved Junior Participation Agreement (The OSG Corporation) attached as Exhibit L-4 to the Existing Loan Agreement is hereby deleted in its entirety and the Form of Approved Junior Participation Agreement (The OSG Corporation) attached as Annex IV hereto is inserted in lieu thereof.

SECTION 2. Waiver, Consent and Release.

(a) Solely with respect to the OSG II Medallion Loans, the Lender hereby agrees to waive any Default or Event of Default to the Credit Agreement arising solely from the fact that OSG II was not a Permitted Junior Participant at the time such OSG II Medallion Loans were transferred to the Borrower. This waiver is solely applicable to the OSG II Medallion Loans and shall not apply to any other Medallion Loan.

(b) Solely with respect to the Trust Amendment, the Lender hereby agrees to waive Section 7.08 to the Existing Loan Agreement.

(c) Subject to the terms hereof, the Lender (i) consents to the transfer of the Specified Medallion Loans pursuant to the terms of the Bill of Sale; and (ii) pursuant to a release letter, substantially in the form of Annex V hereto (the “Release Letter”), shall release all security interests and liens on the Specified Medallion Loans, the Medallion Loan Documents related thereto and the Medallion Collateral with respect thereto which the Borrower granted to the Lender under the Loan Documents.

SECTION 3. Conditions Precedent. This Amendment shall become effective on the first date (the “Amendment Effective Date”) on which all of the following conditions precedent shall have been satisfied:

(a) Documents. On the Amendment Effective Date, the Lender shall have received all of the following documents, each of which shall be satisfactory to the Lender in form and substance:

(i) Amendment. This Amendment, executed and delivered by a duly authorized officer of each of the Borrower and the Lender.

(ii) Secretary’s Certificate. A certificate of the Secretary or Assistant Secretary of the Borrower, substantially in the form of Exhibit A hereto, dated as of the date hereof, and

(1) certifying that, since the Effective Date of the Existing Loan Agreement and except for the Trust Amendment, there have been no changes to any of the organizational documents delivered pursuant to Section 5.01 of the Existing Loan Agreement,

(2) attaching a copy of the resolutions of the Borrower authorizing the execution, delivery and performance of this Amendment, the Trust Amendment and the borrowings contemplated under the Loan Agreement,

(3) attaching certificates dated as of a recent date from the Secretary of State or other appropriate authority, evidencing the good standing of the Borrower in the jurisdiction of its organization, and

(4) certifying as to the incumbency and specimen signature of each officer executing this Amendment on behalf of the Borrower.

(iii) Bill of Sale. An executed copy of the Bill of Sale, substantially in the form of Exhibit B hereto, dated as of the date hereof.

(iv) Trust Amendment. An executed copy of the Trust Amendment, substantially in the form of Exhibit C hereto, dated as of the date hereof.

(v) OSG II Junior Participation Supplemental Agreement. An executed copy of the Junior Participation Supplemental Agreement, substantially in the form of Annex II hereto, dated as of the date hereof.

(vi) Release Letter. An executed copy of the Release Letter, dated as of the date hereof.

(vii) Side Letter. An executed copy of the Side Letter between the Lender, the Borrower, Taxi Medallion Loan Trust II and Citicorp North America, Inc., dated as of the date hereof.

(viii) Legal Opinion. A legal opinion of internal counsel to the Borrower.

(ix) Other Documents. Such other documents as the Lender or counsel to the Lender may reasonably request.

(b) No Default. On the Amendment Effective Date, (i) the Borrower shall be in compliance with all of the terms and provisions set forth in the Existing Loan Agreement and the other Loan Documents on its part to be observed or performed, (ii) the representations and warranties made and restated by the Borrower pursuant to Section 4 of this Amendment shall be true and complete in all material respects on and as of such date with the same force and effect as if made on and as of such date, and (iii) no Default or Event of Default shall have occurred and be continuing on such date.

(c) Release Amount. On the Amendment Effective Date, the Borrower shall have made a payment to the Lender in an amount equal to $67,419,226.32 (which amount is equal to the sum of the Release Prices with respect to the Specified Medallion Loans).

(d) Other Fees and Expenses. On the Amendment Effective Date, the Borrower shall have reimbursed the Lender for, or directly paid, all costs and expenses incurred by the Lender in connection with the negotiation, preparation and execution of this Amendment and all other outstanding amounts for which the Borrower is liable pursuant to Section 10.03 of the Loan Agreement, including, without limitation, the fees, disbursements and expenses of Cadwalader, Wickersham & Taft LLP, counsel to the Lender.

SECTION 4. Representations and Warranties. The Borrower hereby represents and warrants to the Lender that (a) it is in compliance with all the terms and provisions set forth in the Loan Documents on its part to be observed or performed, (b) that no Default or Event of Default has occurred or is continuing, and (c) that each of the OSG II Medallion Loans is, other than for the fact that OSG II was not a Permitted Junior Participant at the time such loan was transferred to the Borrower, an Eligible Medallions Loan, and hereby confirms and reaffirms each of the representations and warranties contained in Article VI of the Loan Agreement.

SECTION 5. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Loan Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that upon the Amendment Effective Date, all references therein and herein to the “Loan Documents” shall be deemed to include, in any event, this Amendment and each reference to the Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Loan Agreement as amended hereby.

SECTION 6. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of an executed original counterpart of this Amendment.

SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES FOLLOW]

Execution Copy

IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Amendment to be executed on its behalf by its officer hereunto duly authorized, as of the date first above written.

BORROWER

TAXI MEDALLION LOAN TRUST I

By:	/s/ Alvin Murstein
Name:	Alvin Murstein
Title:	Vice President

LENDER

MERRILL LYNCH COMMERCIAL FINANCE CORP.

By:	/s/ Ryan D. Bell
Name:	Ryan D. Bell
Title:	Vice President